UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2008
FRANKLIN BANK CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-32859	11-3626383
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9800 Richmond Avenue, Suite 680	Houston, Texas 77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (713) 339-8900
Not applicable.

(Former name or former address, if changed since last report.)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Special Note — Franklin Bank Corp. (“Franklin”) has not filed its Annual Report on Form 10-K containing audited financial statements for 2007 or any Quarterly Reports on Form 10-Q containing financial statements for subsequent interim periods. The financial and other information contained in this Current Report on Form 8-K remain subject to revision based on the audit of Franklin’s financial statements for 2007. Additionally, this Current Report on Form 8-K contains forward-looking statements that are based on Franklin’s current expectations. See “Forward-Looking Statements” below.
Section 4 — Matters Related to Accountants and Financial Statements
     Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     (a)
Background and Overview
     In its Current Report on Form 8-K filed on May 2, 2008, Franklin disclosed that it had determined that the accounting for (i) certain delinquent single family loans serviced by third parties (“Delinquent Loan Accounting”), (ii) other real estate owned (“REO Accounting”) and (iii) the newly created single family loan modification programs to mitigate foreclosure losses (“Loan Modification Accounting”) should be revised. That report also disclosed Franklin’s determination that the foregoing accounting issues required the restatement of the financial statements contained in Franklin’s Quarterly Report on Form 10-Q for the period ended September 30, 2007 (the “September 2007 Form 10-Q”), and such financial statements should no longer be relied upon.
     Subsequently, Franklin has undertaken a review of its financial information for the first two quarters of 2007 and for the years 2006, 2005 and 2004 in order to determine whether the impact of the foregoing accounting issues was limited to the third quarter of 2007. In addition to its internal review, Franklin has engaged an accounting firm to serve as a Special Accounting Master to assist in the review of Franklin’s financial information for such periods and accounting matters generally.
     As a result of this review, Franklin has discovered that the revisions necessitated by Delinquent Loan Accounting, REO Accounting and Loan Modification Accounting are not limited to the three months ended September 30, 2007. Additionally, Franklin has discovered that the accounting for certain investment securities (“Investment Securities Accounting”) and the accounting for monthly increases in the cash surrender value of certain bank-owned life insurance (“BOLI Accounting”) should also be revised. The Delinquent Loan Accounting, REO Accounting, Loan Modification Accounting, Investment Securities Accounting and BOLI Accounting issues are referred to in this report as the “Accounting Issues.”
     In light of the revisions necessary to address the Accounting Issues and the expected impact thereof, on July 31, 2008, the Board of Directors of Franklin (the “Board”), after discussions with management, the Special Accounting Master and other special accounting advisors, concluded that Franklin’s financial statements as of and for the three months ended June 30, 2007 and March 31, 2007 and the year ended December 31, 2006, contained in Franklin’s Quarterly Reports on Form 10-Q for the periods ended June 30, 2007 (the “June 2007 Form 10-Q”) and March 31, 2007 (the “March 2007 Form 10-Q”) and Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”), respectively, are required to be restated and such financial statements and the corresponding report of Franklin’s independent registered public accounting firm, Deloitte & Touche LLP, included in the 2006 Form 10-K should no longer be relied upon.
     Franklin intends to restate the financial statements as of and for the year ended December 31, 2006 on a prospective basis in its Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Form 10-K”). Franklin intends to restate the financial statements as of and for the periods ended September 30, 2007, June 30, 2007 and March 31, 2007 on a prospective basis within Franklin’s respective Quarterly Reports on Form 10-Q for 2008. See “Item 8.01 Other Events — Estimated Dates for SEC filings” for a list of target dates for these filings.
     The independent audit of Franklin’s financial statements for 2007 is ongoing. The 2007 audit and the restatement process may result in additional adjustments, and Franklin will make such additional adjustments as they may be identified. Franklin is also evaluating the impact of the Accounting Issues on its internal control over financial reporting and disclosure controls and procedures.
     On July 30, 2008, Franklin Bank, S. S. B. (the “Bank”), a subsidiary of Franklin Bank Corp., submitted to the Federal Deposit Insurance Corporation a call report as of and for the six months ended June 30, 2008 (the “June Call Report”). The effect of the Accounting Issues was reflected in the June Call Report. According to the June Call Report, as of June 30, 2008 the Bank was well capitalized.
Accounting Issues
     Delinquent Loan Accounting. Most of Franklin’s contracts with third party servicers require the servicer to remit scheduled principal and interest payments on a monthly basis whether or not the borrower has actually made payment to the servicer. In the historical financial statements, Franklin continued to recognize interest income on certain single family loans serviced by third parties that were delinquent for more than 90 days, on which the payments were made by the servicer to Franklin even though the borrower had not made payments to the servicer, rather than placing these loans on non-accrual status. Under United States generally accepted accounting principles (“GAAP”), interest should not be accrued on loans for which payment in full of principal or interest is not expected, or, generally, upon which payment of principal or interest has been in default for a period of 90 days or more. Accordingly, Franklin has determined that its method of accounting for delinquent single family loans serviced by third parties should be revised.
     In the historical financial statements, adjustments will be made to place single family loans serviced by others that were delinquent more than 90 days on non-accrual status. In the financial statements for the three months ended September 30, 2007, June 30, 2007 and March 31, 2007 and the year ended December 31, 2006 these adjustments are expected to reduce interest income by $562,000, $410,000, $301,000 and $1.1 million, respectively, and increase the provision for credit losses by $1.9 million, $509,000, $326,000 and $0, respectively. These adjustments are also expected to increase non-accrual loans by $61.0 million, $36.3 million, $28.6 million and $20.5 million, respectively, while reducing amounts previously reported as past due more than 90 days and still accruing by the same amounts.
     The impact of Delinquent Loan Accounting is expected to be limited to the financial statements for the periods ended September 30, 2007, June 30, 2007 and March 31, 2007 and the year ended December 31, 2006.
     REO Accounting. Under Franklin’s servicing agreements, servicers are required to report the status of each individual loan in the serviced portfolio on a monthly basis. These reports include the loan’s current principal balance, collections, delinquency status and foreclosure proceedings status as necessary. Franklin maintains data processing records for each loan in its portfolio that is serviced by others, and these records are updated monthly using information from the servicers’ reports in order to track and report portfolio information. The servicers’ reports for a particular month are generally received late in the subsequent month.

     Before 2008, Franklin’s process for identifying foreclosures or real-estate owned (“REO”) within its serviced by others portfolio was based on a reconciliation of cash receipts reflected on the servicers’ reports. Based on this reconciliation, Franklin did not record or write-down foreclosures in its single family mortgage portfolio serviced by others on a timely basis.
     Adjustments will be made in the historical financial statements to record REO as a result of foreclosures of single family loans serviced by third parties. In the financial statements for the three months ended September 30, 2007, June 30, 2007 and March 31, 2007 and the year ended December 31, 2006, these adjustments are expected to increase REO by $7.1 million, $9.7 million, $7.7 million and $2.1 million, respectively. The adjustments to be made to the financial statements for the three months ended September 30, 2007, June 30, 2007 and March 31, 2007 and the year ended December 31, 2006 are expected to reduce pre-tax income related to these foreclosures by $3.6 million, $723,000, $245,000 and $678,000, respectively.
     Additionally, Franklin did not timely record a write down in the value of a particular commercial REO property on a timely basis. An appraisal obtained in January 2008 showed impairment of the carrying value of this property totaling $1.6 million as of June 30, 2007. Adjustments will be made in the historical financial statements to record the impairment in the financial statements for the three months ended June 30, 2007. This adjustment will reduce pre-tax income for this write down by $1.6 million for the three months ended June 30, 2007.
     The impact of REO Accounting is expected to be limited to the financial statements for the periods ended September 30, 2007, June 30, 2007 and March 31, 2007.
     Loan Modification Accounting.
     On September 5, 2007, the federal banking agencies issued a statement encouraging regulated institutions and state-supervised entities to pursue strategies to mitigate losses while preserving homeownership to the extent possible and appropriate. The guidance encouraged proactive steps to preserve homeownership in situations where there are heightened risks of homeowners losing their homes to foreclosures. Franklin promptly initiated loan modification programs in response to this federal statement.
     Under GAAP, many of these modified loans are considered troubled debt restructurings (“TDRs”) and must be placed on non-accrual status. While on non-accrual status, interest income is recognized only when paid by borrowers on a cash basis. If borrowers perform pursuant to the terms of their modified loans for six consecutive months, the loans may be placed back on accrual status and no longer classified as non-performing assets because the borrowers will have demonstrated an ability to perform.
     Franklin has determined that it did not account for certain single family mortgage loan modification programs developed and implemented in the third and fourth quarters of 2007 as TDRs, and did not place these loans on non-accrual status.
     Franklin identified modified loans totaling $62.1 million through September 30, 2007, of which $26.3 million were identified as TDRs. Adjustments will be made in the historical financial statements to reduce previously recognized interest income and record additional provision for credit losses for modifications accounted for as TDRs. Adjustments to the financial statements for the periods ended September 30, 2007 and June 30, 2007 are expected to reduce interest income for modifications accounted for as TDRs by $172,000 and $1,000, respectively, and increase provision for credit losses by $2.9 million and $24,000, respectively.
     The impact of Loan Modification Accounting is expected to be limited to the financial statements for the periods ended September 30, 2007 and June 30, 2007.

     Investment Securities Accounting. During the quarter ended September 30, 2007, Franklin transferred certain available for sale securities with a carrying value of $91.7 million to trading securities and recognized a gain of $1.7 million. Additionally, during the third quarter, Franklin transferred trading securities with a carrying value of $75.9 million to held to maturity securities. These transfers were made at that time in order to rebalance the securities held as an economic hedge against Franklin’s mortgage servicing rights portfolio. Management believed these transfers were appropriate under GAAP at that time but subsequently learned that these transfers were inconsistent with GAAP.
     Adjustments will be made in the historical financial statements to reverse the securities transfers in whole as of September 30, 2007. Adjustments to the financial statements for the period ended September 30, 2007 are expected to reduce non-interest income by $1.7 million as a result of reversing the gain recognized upon the initial transfer from available for sale securities to trading securities.
     The impact of Investment Securities Accounting is expected to be limited to the financial statements for the period ended September 30, 2007.
     BOLI Accounting. In December 2006, Franklin purchased bank-owned life insurance having a cash surrender value (“CSV”) at inception of $75.0 million. Under GAAP, monthly increases in the CSV should be recorded as non-interest income. Franklin did not properly record all of the monthly increase in CSV thereby understating income by $223,000, $230,000 and $156,000 for the three months ended September 30, 2007, June 30, 2007 and March 31, 2007, respectively.
     The impact of the BOLI Accounting is expected to be limited to financial statements for the periods ended September 30, 2007, June 30, 2007 and March 31, 2007.
     Tax Impact of the Accounting Issues. The revisions related to Delinquent Loan Accounting, REO Accounting, Loan Modification Accounting and Investment Securities Accounting will necessitate adjustments to income tax expense in the financial statements for the periods ended September 30, 2007, June 30, 2007 and March 31, 2007 and the year ended December 31, 2006. Revisions related to BOLI Accounting did not necessitate revisions to income tax expense because the non-interest income attributable to increases in CSV is not taxable.
Expected Impact of the Restatements
     Set forth below is the expected impact of the restatements on Franklin’s previously issued financial statements, all of which figures are unaudited and, as stated elsewhere in this report, remain subject to revision.

     The following table sets forth the effects of the Accounting Issues on the consolidated balance sheet (unaudited) as of September 30, June 30 and March 31, 2007 (dollars in thousands):

	September 30, 2007			June 30, 2007			March 31, 2007
	As			As			As
	Previously		As	Previously		As	Previously		As
	Reported	Adjustment	Restated	Reported	Adjustment	Restated	Reported	Adjustment	Restated
Assets
Trading Securities	$93,382	$(17,446)	$75,936	*	*	*	*	*	*
Securities held to maturity	384,563	(64,176)	320,387	*	*	*	*	*	*
Securities available for sale	227,005	81,623	308,628	*	*	*	*	*	*
Loans, net:
Single family	1,937,408	(9,363)	1,928,045	$2,068,470	$(12,904)	$2,055,566	$2,143,984	$(8,592)	$2,135,392
Commercial	1,984,962	(5,333)	1,979,629	*	*	*	*	*	*
Consumer	332,199	1,094	333,293	*	*	*	*	*	*
Allowance for credit losses	(16,825)	(7,667)	(24,492)	(15,640)	(533)	(16,173)	(11,958)	(326)	(12,284)
Loans, net	4,237,744	(21,269)	4,216,475	4,232,510	(13,437)	4,219,073	4,020,638	(8,918)	4,011,720
Premises and equipment, net	38,072	(1)	38,071	*	*	*	*	*	*
Real estate owned	39,032	5,526	44,558	31,199	9,671	40,870	24,431	7,669	32,100
Other assets	148,414	7,375	155,789	136,197	385	136,582	112,778	156	112,934
Total assets	5,746,641	(8,368)	5,738,273	5,545,765	(3,381)	5,542,384	4,852,800	(1,093)	4,851,707
Liabilities
Other liabilities	71,755	2,663	74,418	94,483	(242)	94,241	60,006	439	60,445
Total liabilities	5,268,477	2,663	5,271,140	5,076,230	(242)	5,075,988	4,412,488	439	4,412,927
Stockholders’ equity
Paid-in Capital	306,217	(1)	306,216	*	*	*	*	*	*
Retained earnings	86,614	(12,085)	74,529	79,066	(3,139)	75,927	71,965	(1,532)	70,433
Unrealized gains (losses) on securities available for sale	(1,171)	1,055	(116)	*	*	*	*	*	*
Total stockholders’ equity	478,164	(11,031)	467,133	469,535	(3,139)	466,396	440,312	(1,532)	438,780
Total liabilities and stockholders’ equity	$5,746,641	$(8,368)	$5,738,273	$5,545,765	$(3,381)	$5,542,384	$4,852,800	$(1,093)	$4,851,707

*	previously reported amount is not affected.
Note: totals do not summate because unaffected line items have been omitted.

     The following tables set forth the effects of the Accounting Issues on the consolidated balance sheet (unaudited) as of December 31, 2006 (dollars in thousands):

	As Previously		As
	Reported	Adjustment	Restated
Assets
Loans, net:
Single family	$2,823,395	$(2,819)	$2,820,576
Loans, net	4,676,062	(2,819)	4,673,243
Real estate owned	22,031	2,141	24,172
Total assets	5,537,367	(678)	5,536,689
Liabilities
Other liabilities	54,839	444	55,283
Total liabilities	5,104,641	444	5,105,085
Stockholders’ equity
Retained earnings	67,380	(1,122)	66,258
Total stockholders’ equity	432,726	(1,122)	431,604
Total liabilities and stockholders’ equity	$5,537,367	$(678)	$5,536,689
Note: totals do not summate because unaffected line items have been omitted.
     The following tables set forth the effects on the consolidated income statement (unaudited) of Accounting Issues for each of the three month periods ending March 31, June 30 and September 30, 2007 (dollars in thousands except per share amounts):

	September 30, 2007			June 30, 2007			March 31, 2007
	As			As			As
	Previously		As	Previously		As	Previously		As
	Reported	Adjustment	Restated	Reported	Adjustment	Restated	Reported	Adjustment	Restated
Interest income
Trading securities	$1,527	$44	$1,571	*	*	*	*	*	*
Mortgage-backed securities	7,592	(44)	7,548	*	*	*	*	*	*
Loans	74,294	(1,868)	72,426	$72,785	$(1,054)	$71,731	$70,134	$(777)	$69,357
Total interest income	86,231	(1,868)	84,363	81,433	(1,054)	80,379	77,986	(777)	77,209
Interest expense
Deposits	28,766	(1)	28,765	*	*	*	*	*	*
Subordinated notes	*	*	*	*	*	*	2,002	(36)	1,966
Total interest expense	58,853	(1)	58,852	*	*	*	55,840	(36)	55,804
Net interest income	27,378	(1,867)	25,511	25,671	(1,054)	24,617	22,146	(741)	21,405
Provision for credit losses	2,539	7,731	10,270	907	424	1,331	615	309	924
Net interest income after provision for credit losses	24,839	(9,598)	15,241	24,764	(1,478)	23,286	21,531	(1,050)	20,481
Non-interest income
Gain (loss) on sale of single family loans and MSRs	947	(2,448)	(1,501)	*	*	*	*	*	*
Bank owned life insurance	1,003	224	1,227	1,035	230	1,265	1,088	156	1,244
Other	654	(1)	653	*	*	*	*	*	*
Total non-interest income	10,231	(2,225)	8,006	7,901	230	8,131	6,547	156	6,703
Non-interest expense
Data processing	2,049	(1)	2,048	*	*	*	*	*	*
Occupancy	*	*	*	*	*	*	1,800	66	1,866

	September 30, 2007			June 30, 2007			March 31, 2007
	As			As			As
	Previously		As	Previously		As	Previously		As
	Reported	Adjustment	Restated	Reported	Adjustment	Restated	Reported	Adjustment	Restated
Professional fees	1,077	(1)	1,076	*	*	*	*	*	*
Loan expenses	784	34	818	382	33	415	510	27	537
Real estate owned	540	2,306	2,846	406	1,572	1,978	521	(241)	280
Other	*	*	*	2,948	(155)	2,793	*	*	*
Total non-interest expenses	21,390	2,338	23,728	19,538	1,450	20,988	16,525	(148)	16,377
Income before taxes	13,680	(14,161)	(481)	13,127	(2,698)	10,429	11,553	(746)	10,807
Income tax expense	4,514	(5,215)	(701)	4,409	(1,091)	3,318	3,736	(336)	3,400
Net income	9,166	(8,946)	220	8,718	(1,607)	7,111	7,817	(410)	7,407
Net income available to common stockholders	7,549	(8,946)	(1,397)	7,101	(1,607)	5,494	6,200	(410)	5,790

Basic earnings per common share	$0.30	$(0.36)	$(0.06)	$0.30	$(0.07)	$0.23	$0.26	$(0.01)	$0.25

Diluted earnings per common share	$0.30	$(0.36)	$(0.06)	$0.30	$(0.07)	$0.23	$0.26	$(0.02)	$0.24

*	previously reported amount is not affected.
     Note: totals do not summate because unaffected line items have been omitted.
     The following table sets forth the effects of the Accounting Issues on the consolidated income statement (unaudited) for the year ended December 31, 2006 (dollars in thousands except per share amounts):

	As Previously
	Reported	Adjustment	As Restated
Interest income
Loans	$264,948	$(1,325)	$263,623
Total interest income	291,059	(1,325)	289,734
Interest expense
Subordinated notes	7,491	36	7,527
Total interest expense	198,341	36	198,377
Net interest income	92,718	(1,361)	91,357
Provision for credit losses	3,804	225	4,029
Net interest income after provision for credit losses	88,914	(1,586)	87,328
Non-interest expense
Occupancy	7,464	(66)	7,398
Loan expenses	2,317	11	2,328
Real estate owned	1,526	257	1,783
Total non-interest expenses	67,011	202	67,213
Income before taxes	30,576	(1,788)	28,788
Income tax expense	11,196	(666)	10,530
Net income	19,380	(1,122)	18,258
Net income available to common stockholders	15,517	(1,122)	14,395

Basic earnings per common share	$0.66	$(0.04)	$0.62

Diluted earnings per common share	$0.65	$(0.05)	$0.60
     Note: totals do not summate because unaffected line items have been omitted.

     The following table sets forth the effects of the Accounting Issues on asset quality information and ratios as of September 30, June 30 and March 31, 2007 (dollars in thousands):

	September 30, 2007			June 30, 2007			March 31, 2007
	As			As			As
	Previously		As	Previously		As	Previously		As
	Reported	Adjustment	Restated	Reported	Adjustment	Restated	Reported	Adjustment	Restated
Asset Quality
Nonperforming Loans (“NPLs”)	$30,166	$60,987	$91,153	$16,324	$36,316	$52,640	$17,929	$28,612	$46,541
REO	38,739	5,819	44,558	30,870	9,671	40,541	23,886	7,669	31,555
Nonperforming Assets (“NPAs”)	68,905	66,806	135,711	47,194	45,987	93,181	41,815	36,281	78,096

NPLs as % of loans	0.71%	1.44%	2.15%	0.38%	0.86%	1.24%	0.44%	0.72%	1.16%
NPAs as % of assets	1.20%	1.17%	2.37%	0.85%	0.83%	1.68%	0.86%	0.75%	1.61%
Allowance to period end balance	0.40%	0.19%	0.59%	0.38%	0.01%	0.39%	0.30%	0.01%	0.31%

90+ days and still accruing	$57,437	$(57,437)	$—	$47,730	$(47,730)	$—	$40,115	$(30,179)	$9,936
     The following table sets forth the effects of the Accounting Issues on asset quality information and ratios as of December 31, 2006 (dollars in thousands):

	As Previously
	Reported	Adjustment	As Restated
Asset Quality
Nonperforming Loans (“NPLs”)	$13,260	$20,501	$33,761
REO	21,263	2,141	23,404
Nonperforming Assets (“NPAs”)	34,523	22,642	57,165

NPLs as % of loans	0.31%	0.49%	0.80%
NPAs as % of assets	0.62%	0.41%	1.03%
Allowance to period end loan balance	*	*	*
90+ days and still accruing	$22,614	$(22,373)	$241

*	previously reported amount is not affected.
     In addition to the Accounting Issues, Franklin has identified other smaller non-cash adjustments to its prior period financials which are reflected in the tables above.
     The disclosures set forth in this Current Report on Form 8-K are subject to completion of the audit of Franklin’s financial statements for 2007. It is possible that additional revisions could be identified before the financial statements for the periods ended September 30, 2007, June 30, 2007 and March 31, 2007 and the year ended December 31, 2006 are restated.
     The Board of Directors of Franklin has discussed the matters disclosed in this Item 4.02(a) with Deloitte & Touche LLP, Franklin’s independent registered public accountants.
Section 8 — Other Events
     Item 8.01 Other Events.
Permitted Deferral of Interest and Dividend Payments on Junior Subordinated Debt and Preferred Stock
     Franklin is a holding company with no significant assets other than the Bank. Franklin depends upon dividends from the Bank to pay Franklin’s expenses, to pay interest on its 4% Contingent Convertible Senior Notes Due 2027 (the “Notes”), to pay interest on its four series of junior subordinated notes (“Junior Subordinated Notes”) issued by Franklin to its wholly-owned subsidiaries Franklin Bank Capital Trust I, Franklin Capital Trust II, Franklin Capital Trust III and Franklin Capital Trust IV (each a “Trust” and collectively the “Trusts”) and to pay dividends on its Series A Non-Cumulative Perpetual Preferred Stock (the “Preferred Stock”).
     Capital distributions by the Bank to Franklin are subject to the requirements of the Texas Department of Savings and Mortgage Lending (the “TDSML”), the Office of Thrift Supervision (the “OTS”) and the Federal Deposit Insurance Corporation (the “FDIC”). The Bank is required to provide 30 days’ prior notice to the OTS before it can issue a dividend to Franklin, and the OTS may object on safety and soundness grounds. The FDIC has the authority to prohibit the Bank from engaging in unsafe or unsound practices and could impose restrictions on dividends by the Bank. The TDSML also has power to restrict dividends by the Bank.
     The TDSML recently advised the Bank that it must first obtain approval from the TDSML before paying a dividend to Franklin. After informal discussions with the TDSML and the OTS, the Bank determined not to make a formal request for the dividend necessary to fund interest payments aggregating $1,320,347 due on Franklin’s Junior Subordinated Notes payable to the Trusts in August 2008 and September 2008, or to fund the $1,617,188 in dividend payments payable to the holders of the Preferred Stock in September 2008 if declared. The election by Franklin not to make the scheduled interest and dividend payments on the Junior Subordinated Notes and the Preferred Stock is permitted by the terms of these instruments and will not result in a default under them.
     The indentures governing the Junior Subordinated Notes provide that Franklin may defer interest on the Subordinated Notes without penalty for up to 20 consecutive quarters; provided, however, that interest will accrue on the interest so deferred and such accrued interest is compounded quarterly. If Franklin defers interest on a series of Junior Subordinated Notes, the interest payments on the trust preferred securities issued by the Trust to which such Junior Subordinated Notes relates is automatically deferred. Additionally, if payments on the Junior Subordinated Notes have been deferred, their terms preclude Franklin from paying dividends on any equity security of Franklin, including the Preferred Stock, during the period of such deferral.
     Dividends on the Preferred Stock are non-cumulative. To the extent that any dividends payable on the Preferred Stock are not declared and paid, in full or otherwise, such unpaid dividends do not cumulate and are not payable. Franklin has no obligation to declare dividends on the Preferred Stock or to pay interest or any sum in lieu of interest with respect to undeclared dividends. However, if Franklin fails to pay dividends on the Preferred Stock for six quarterly dividend periods (whether or not consecutive), the size of Franklin’s board of directors will be increased by two and the holders of the Preferred Stock will have the right to vote to fill the two vacancies created thereby until Franklin pays dividends for four consecutive dividend periods.
     On July 31, 2008, the Board resolved to defer the scheduled interest payments on the Junior Subordinated Notes due August 15 and August 23 and the two payments due September 15. The Board also resolved not to declare or pay the dividend on the Preferred Stock scheduled for September 15. Franklin has provided or will provide to the trustees of the indentures under the Junior Subordinated Notes the notice necessary to defer such interest payments. As a result of this action, Franklin is prohibited from paying dividends on the Preferred Stock until all amounts deferred on the Subordinated Notes have been paid in full.
Estimated Dates for SEC Filings
     Franklin is working diligently to complete and file with the Securities and Exchange Commission (the “SEC”) the 2007 Form 10-K and the Quarterly Reports on Form 10-Q for the periods ended March 31, 2008 (the “March 2008 Form 10-Q”) and June 30, 2008 (the “June 2008 Form 10-Q”). Filing the 2007 Form 10-K requires completion of the audit of Franklin’s financial statements for 2007. The March 2008 Form 10-Q and June 2008 Form 10-Q can only be filed after the 2007 Form 10-K is filed.
     Although it is not possible to predict when the audit of the 2007 financial statements or the filing of the 2007 Form 10-K or the March 2008 Form 10-Q and June 2008 Form 10-Q will be completed, Franklin has established the following target dates for filing these reports:
•	By September 15, 2008 — file the (i) 2007 Form 10-K, including restatement of the financial statements for the year ended December 31, 2006, and (ii) March 2008 Form 10-Q, including restatement of financial statements contained in the March 2007 Form 10-Q;

•	By October 31, 2008 — file the June 2008 Form 10-Q, including restatement of financial statements contained in the June 2007 Form 10-Q; and

•	By November 27, 2008 — file Franklin’s Quarterly Report on Form 10-Q for the period ended September 30, 2008, including restatement of financial statements contained in the September 2007 Form 10-Q.
     The timing of these filings remains uncertain. No assurance may be given that these target dates will be achieved.
Forward-Looking Statements
     This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding the outcome of Franklin’s internal review of its financial statements, the estimated amounts to be restated, the estimated effect of restatement, and Franklin’s target dates for filing certain periodic reports. These statements involve risks and uncertainties which may cause actual results to differ materially from those discussed herein. These forward-looking statements are made as of the date of this report, and Franklin does not undertake, and expressly disclaims, any obligation to update them. Please refer to the risks and uncertainties detailed from time to time by Franklin in its filings with the SEC made from time to time. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. Franklin’s SEC filings are readily obtainable at no charge at www.sec.gov.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2008	FRANKLIN BANK CORP.
	By:	/s/ Lewis S. Ranieri
Lewis S. Ranieri
Chief Executive Officer